UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: July 7, 2006)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

699 WALNUT STREET DES MOINES, IOWA		50309-3948

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
On July 7, 2006, AmerUs Group Co. (the “Company”) issued the press release attached to this Current Report on Form 8-K, which the Company is furnishing under this Item 7.01 as Exhibit 99.1.
ITEM 9.01 (c). EXHIBITS
99.1 Press Release dated July 7, 2006 (furnished pursuant to Item 7.01).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Christopher J. Littlefield
Christopher J. Littlefield
Executive Vice President & General Counsel

Dated: July 7, 2006

EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 7, 2006 (furnished pursuant to Item 7.01).